                                                                      Exhibit 24

                                POWER OF ATTORNEY


         We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg and Charles D. Gerlinger, and each of them, our true and lawful attorneys with full power to (i) sign for us and in our names in the capacities indicated below Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Cabot Corporation for the fiscal year ended September 30, 1995, and subsequent years, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to said Reports and to any and all amendments to said Reports; and (ii) to file such Reports and amendments with the Securities and Exchange Commission on behalf of Cabot Corporation.

         WITNESS our hands and common seal on the date set forth below.

SIGNATURE                             TITLE                            DATE
---------                             -----                            ----
/s/  Samuel W. Bodman         Director and Chairman            November 10, 1995
--------------------------    (Chief Executive Officer)
Samuel W. Bodman

/s/  Kennett F. Burnes        Director and President           November 10, 1995
--------------------------
Kennett F. Burnes

/s/  Kenyon C. Gilson         Vice President                   November  10, 1995
--------------------------    (Chief Financial Officer)
Kenyon C. Gilson


/s/  Paul J. Gormisky         Vice President and Controller    November  10, 1995
--------------------------    (Principal Accounting Officer)
Paul J. Gormisky


/s/  Jane C. Bradley          Director                         November 10, 1995
--------------------------
Jane C. Bradley

SIGNATURE                        TITLE                                 DATE
---------                        -----                                 ----
/s/  John G.L. Cabot          Director                         November 10, 1995
--------------------------
John G.L. Cabot

/s/  Robert A. Charpie        Director                         November 10, 1995
--------------------------
Robert A. Charpie

/s/  Arthur L. Goldstein      Director                         November 10, 1995
--------------------------
Arthur L. Goldstein

/s/  Robert P. Henderson      Director                         November 10, 1995
--------------------------
Robert P. Henderson

/s/  Arnold S. Hiatt          Director                         November 10, 1995
--------------------------
Arnold S. Hiatt

/s/  Gerrit Jeelof            Director                         December 5, 1995
--------------------------
Gerrit Jeelof

/s/  John H. McArthur         Director                         November 10, 1995
--------------------------
John H. McArthur

/s/  John F. O'Brien          Director                         November 10, 1995
--------------------------
John F. O'Brien

/s/  David V. Ragone          Director                         November 10, 1995
--------------------------
David V. Ragone

/s/  Charles P. Siess, Jr.    Director                         November 10, 1995
--------------------------
Charles P. Siess, Jr.

SIGNATURE                        TITLE                                 DATE
---------                        -----                                 ----
/s/  Morris Tanenbaum         Director                         December 5, 1995
--------------------------
Morris Tanenbaum

/s/  Lydia W. Thomas          Director                         December 5, 1995
--------------------------
Lydia W. Thomas

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